Franklin Bank

The Franklin Family of Community Banks℠

Annual Meeting
May 10, 2007

NASDAQ: FBTX

Forward-Looking

This presentation may include forward-looking statements. These forward-looking statements include comments with respect to our objectives, expectations, and strategies, and the results of our operations and our business. However, by their nature, these forward-looking statements involve numerous assumptions, uncertainties and opportunities, both general and specific. The risk exists that these statements may not be fulfilled. We caution listeners and readers of this presentation not to place undue reliance on these forward-looking statements because the statements are influenced by factors such as interest rates and the effect of competition that could cause the Company's actual results to differ materially from these statements. Forward-looking statements may be influenced in particular by factors including fluctuations in interest rates and stock indices, the effects of competition in the areas in which we operate, and changes in economic, political, regulatory and technological conditions. We caution that the foregoing list is not exhaustive. When relying on forward-looking statements to make decisions, investors should carefully consider the aforementioned factors as well as other uncertainties and events. These factors are discussed in more detail in Franklin Bank Corp.'s Annual Report on Form 10-K for the year ended December 31, 2006.

Agenda

- History / Overview
- Business Drivers
- Business Segments
  - Banking
  - Mortgage Banking
- Mergers and Acquisitions
- Financial Results

Franklin Bank

The Franklin Family of Community Banks℠

History / Overview

NASDAQ: FBTX

Franklin Bank Corp. is 5 years old!

- Franklin Bank Corp. began operations in April 2002.
- Franklin Bank Corp. began trading its common stock on the NASDAQ in December 2003 under the ticker symbol FBTX.
- Franklin Bank Corp. raised additional capital through a preferred stock offering trading on the AMEX under the ticker symbol FBK-P.

Why is Franklin different?

We are developing The Franklin Family of Community Banks outside the major metropolitan areas in Texas. The bank is supported by lending production. We aim to be a low cost producer, provide high-quality customer service and an excellent return to our investors.

Franklin Bank Today

- ✓ Scarcity value…one of 9 Texas-based banks
- ✓ Total Assets: $4.9 billion at 3/31/2007
- ✓ Market cap: $395 million (approximate at 5/8/07)
- ✓ Common Stock Ticker Symbol: FBTX – NASDAQ
  - ✓ Institutions 82%
  - ✓ Management and Directors 8%
- ✓ Preferred Stock Ticker Symbol: FBK-P - AMEX

Franklin continues to transform…

Into a commercial bank based in the communities outside the major metropolitan areas of Texas.

Balance Sheet Repositioning Continues



$'s are in thousands
$2,250,000
$1,750,000
$1,250,000
$750,000
$250,000
$(250,000)
100.00%
80.00%
60.00%
40.00%
20.00%
0.00%
$282,816
$646,092
$1,154,158
$1,861,003
$1,885,744
$2,165,744
12/31/2003
12/31/2004
12/31/2005
12/31/2006
3/31/2007
3/31/2007- Pro forma
Commercial & Consumer Loans
1-4 Family Loans as a % of Total Loans

* The pro forma figure includes approx. $280 million of community banking / commercial loans acquired from FNB.

Franklin Bank

NASDAQ: FBTX

Franklin Bank

The Franklin Family of Community Banks℠

Business Drivers

NASDAQ: FBTX

Business Drivers

- Increase commercial loans
- Increase community banking deposits
- Increase non-interest income
- Improve operating expense ratio
- Strive to have an efficiency ratio of 50%



Franklin Bank

Franklin Bank

The Franklin Family of Community Banks℠

Banking

NASDAQ: FBTX

Banking

Franklin offers Community Banking in Texas through 45 community banking offices and Commercial Lending nationwide through 8 commercial lending offices.

Community Banking

Provide "big city" banking to the small towns outside the major metropolitan cities in Texas.

Creating a franchise


OKLAHOMA
Oklahoma City
Albuquerque
Amarillo
Little Rock
U N I T E D S T A T E S
ARKANSAS
NEW MEXICO
Lubbock
Wichita Falls
Fort Worth
Abilene
Dallas
T E X A S
Waco
LOUISIANA
Ciudad Juárez
Austin
Beaumont
Houston
San Antonio
CHIHUAHUA
Acuña
Piedras Negras
Chihuahua
COAHUILA
Cuauhtémoc
M E X I C O
Gulf of
Laredo
Corpus Christi
Hidalgo del
NUEVO LEÓN
McAllen

- Community Banking Offices (45)
- Corporate Headquarters

Franklin Bank

Community bank deposits are expected to reach $2 billion

$'s are in thousands



$2,000,000
$1,600,000
$1,200,000
$800,000
$400,000
$0
$720,704
$1,252,915
$1,440,714
$1,451,213
$1,901,213
12/31/2004
12/31/2005
12/31/2006
3/31/2007
3/31/2007 Proforma *

* The pro forma figure includes approximately $450 million of community banking deposits acquired from FNB.

Franklin Bank

NASDAQ: FBTX

Franklin Bank

The Franklin Family of Community Banks℠

Mortgage Banking

NASDAQ: FBTX

What is our mortgage business?

- Only 20% of total net income is contributed by Mortgage Banking
- Currently amortizing off approximately $40-50 million per month of single family loans
- Tightening of product guidelines in secondary market causes lower originations

Characteristics of the Placeholder…

- De minimus sub-prime
- Average FICO of 711
- Average loan-to-value of 72%
- No negative amortization or pay-option ARM loans

Franklin Bank

*The Franklin Family of Community Banks*SM

Mergers and Acquisitions

NASDAQ: FBTX

Completed 10 acquisitions

Name	Acquisition Date	Assets	Deposits
Franklin Bank	April 2002	$ 61.3MM	$ 58.5 MM
Highland Lakes Bank	April 2003	$ 83.6MM	$ 72.9 MM
Jacksonville Savings Bank	December 2003	$ 468.0MM	$ 399.8 MM
Lost Pines National Bank	February 2004	$ 40.6MM	$ 36.3 MM
Cedar Creek Bank	December 2004	$ 108.1MM	$ 96.7 MM
First National Bank of Athens	May 2005	$ 208.8MM	$ 184.9 MM
Elgin Bank of Texas	July 2005	$ 83.7MM	$ 73.7 MM
Branch Acquisition	December 2005	$ 12.6 MM	$ 274.7 MM
Branch Acquisition	December 2006	$ 3.7 MM	$ 43.0 MM
First National Bank of Bryan (FNB)	May 2007	$ 540.0 MM *	$ 450.0 MM *
	TOTALS	**$1,610.4 MM**	**$ 1,690.5 MM**

* FNB figures are approximate and based on 3/31/07.

Franklin Bank

NASDAQ: FBTX

First National Bank of Bryan Profile

- 6 banking offices that provided approximately:
  - $540 million in assets
  - $280 million in community banking / commercial loans
  - $450 million in community banking deposits
- Closed on May 8, 2007
- Expect to integrate technology and operations by the end of the 4th quarter.
- Cost saves will be 60% realized by the end of the 4th qtr. 2007

Community Banking Acquisitions

- Price correctly
- Make acquisitions that are profitable for Franklin and its shareholders
- Accretive within the first year
- Focus on an IRR of 15-20%
- No reduction in Tangible Common Equity

Franklin Bank

The Franklin Family of Community Banks℠

Financial Results

NASDAQ: FBTX

Assets

$'s are in thousands



$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$0
$2,251,300
$3,479,734
$4,471,252
$5,537,367
$4,852,800
$5,392,800
12/31/2003
12/31/2004
12/31/2005
12/31/2006
3/31/2007
3/31/2007 - Pro forma

* The pro forma figure includes FNB assets of approx. $540 million.

FranklinBank

NASDAQ: FBTX

Earnings are expected to be…

1st Qtr. - $0.26 (actual)
2nd Qtr. - $0.30 - $0.33
3rd Qtr. - $0.37 - $0.41
4th Qtr. - $0.41 - $0.44
2007 $1.34 - $1.44 per diluted share

We expect to….

- Have 50% of total loans in commercial and community banking by the end of 2007.
- Grow community banking deposits by 35% or to $2 billion, by December 31, 2007.
- Increase its tangible book equity ratio to approximately 4.5% over the next 12 months and after that plateau move goal to 5.0%.
- Have net earnings from the banking segment to be approximately 80% for 2007 compared with 60% last year.

Why Franklin Bank?

- Developing the best full-service community bank in Texas
- Creating the largest commercial bank based in the communities in Texas
- Provides high-quality customer service through our “Trusted Financial Advisors”
- Management team and the board of directors have extensive experience with this strategy and
- Aim to provide better than excellent returns to our investors

Franklin Bank

The Franklin Family of Community Banks℠

Thank you for your interest in Franklin Bank (FBTX)!

www.bankfranklin.com